Lincoln Benefit Life Company
                  Lincoln Benefit Life Variable Annuity Account

                       Supplement, dated February 2, 2004,
                                     to the
                         Prospectus, dated May 1, 2003,
             for the Lincoln Benefit Life Advantage Variable Annuity


This supplement amends the May 1, 2003, prospectus for the Lincoln Benefit Life Advantage variable annuity contract ("Contract") offered by Lincoln Benefit Life Company. Please keep this supplement for future reference together with your prospectus.

Effective February 14, 2004, the Income Benefit Rider will no longer be offered, except in a limited number of states. If you purchase a Contract with an Income Benefit Rider prior to February 14, 2004, your Income Benefit Rider will not be affected. All references in the prospectus to the Income Benefit Rider are updated accordingly.